THE NOTTINGHAM INVESTMENT TRUST II

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                                 WST GROWTH FUND

                           INSTITUTIONAL CLASS SHARES
                              INVESTOR CLASS SHARES
                                 CLASS C SHARES
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                                   SUPPLEMENT
                               Dated June 15, 2004


This Supplement to the Prospectuses dated July 29, 2003 and previously supplemented on November 12, 2003 for the Institutional Class Shares, Investor Class Shares, and Class C Shares of the WST Growth Fund ("Fund"), a series of The Nottingham Investment Trust II ("Trust"), is to notify shareholders, potential investors and other interested parties that the Board of Trustees of the Trust, in consultation with the Fund's investment advisor, Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor"), at a meeting of the Board of Trustees of the Trust held on June 15, 2004 ("Board Meeting"), has determined it to be in the best interest of Fund and its shareholders to discontinue all sales of the Fund's shares and to no longer accept purchase orders for shares of the Fund.

The Board of Trustees of the Trust, in consultation with the Advisor, has also instructed the Trust's officers to evaluate the discontinuance of the Fund's operations and possible liquidation of the Fund's portfolio.

Shareholders should direct any questions about individual accounts to the Fund at 1-800-773-3863.












          Investors Should Retain This Supplement for Future Reference
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